EXHIBIT 10.2

FOURTH AMENDMENT TO

LOAN AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AGREEMENT (this "Amendment") is entered into as of August 9, 2018 by and among SCHOOL SPECIALTY, INC., a Delaware corporation ("Company"), CLASSROOMDIRECT.COM, LLC, a Delaware limited liability company ("Classroom"), SPORTIME, LLC, a Delaware limited liability company ("Sportime"), DELTA EDUCATION, LLC, a Delaware limited liability company ("Delta"), PREMIER AGENDAS, LLC, a Delaware limited liability company (as successor in interest to Premier Agendas, Inc., a Washington corporation, "Premier"), CHILDCRAFT EDUCATION, LLC, a Delaware limited liability company (as successor in interest to Childcraft Education Corp., a New York corporation, "Childcraft"), BIRD-IN-HAND WOODWORKS, LLC, a Delaware limited liability company (as successor in interest to Bird-In-Hand Woodworks, Inc., a New Jersey Corporation, "Bird"), CALIFONE INTERNATIONAL, LLC, a Delaware limited liability company (as successor in interest to Califone International, Inc., a Delaware corporation, "Califone"), SSI GUARDIAN, LLC, a Delaware limited liability company ("SSI", and together with Classroom, Sportime, Delta, Premier, Childcraft, Bird and Califone collectively, "Subsidiary Borrowers" and each, individually, a "Subsidiary Borrower"), the Lenders party hereto, and BANK OF AMERICA, N.A., as agent for the Lenders (in such capacity, "Agent").

WHEREAS, Company, Subsidiary Borrowers from time to time party thereto, Agent, and the Lenders from time to time party thereto are parties to that certain Loan Agreement, dated as of June 11, 2013 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Loan Agreement"); and

WHEREAS, Company has requested that Agent and the Lenders amend the Loan Agreement in certain respects as set forth herein, and Agent and the Lenders party hereto have agreed to the foregoing, on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.

Defined Terms.  Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

2.

Amendments to Loan Agreement.  Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance upon the representations and warranties of Borrowers and the Guarantors party hereto set forth in Section 6 below, the Loan Agreement is amended as follows:

(A)

The defined term "Change of Control" set forth in Section 1.1 of the Loan Agreement is hereby amended by deleting the reference to "35%" contained therein and inserting "50%" in lieu thereof.

(B)

The defined term "Specified Unsecured Prepetition Debt" set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

Specified Unsecured Prepetition Debt:  any payment or distribution in respect of the Allowed General Unsecured Claims or Allowed Trade Unsecured Claims (as such terms are defined in the Plan of Reorganization) that is made in accordance with Sections IV.E, IV.F and V.I of the Plan of Reorganization in an aggregate amount not to exceed the sum of (x) $24,500,000 and (y) the amount of accrued and unpaid interest thereon.

(C)

Clause (k) of Section 10.2.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

(k)

Specified Unsecured Prepetition Debt in an aggregate original principal amount  (excluding accrued and unpaid interest thereon) not to exceed $24,500,000;

3.

Continuing Effect.  Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Loan Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Loan Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

4.

Reaffirmation and Confirmation.  Each of Company, each Subsidiary Borrower and each Guarantor party hereto hereby ratifies, affirms, acknowledges and agrees that the Loan Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of Borrowers and the Guarantors, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Loan Agreement or any other Loan Document.  Each of Company, each Subsidiary Borrower and each Guarantor party hereto hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations.  The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by Borrowers and the Guarantors party hereto in all respects.

5.

Conditions to Effectiveness of Amendment.  This Amendment shall become effective as of the date first written above upon the satisfaction of each of the following conditions precedent:

(a)

Each party hereto shall have executed and delivered this Amendment to Agent;

(b)

Agent shall have received a fully executed copy, in form and substance reasonably satisfactory to Agent, of a conforming amendment to the Term Loan Agreement;

(c)

All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel; and

(d)

No Default or Event of Default shall have occurred and be continuing.

6.

Representations and Warranties.  In order to induce Agent and Lenders to enter into this Amendment, each Borrower and each Guarantor party hereto hereby represents and warrants to Agent and Lenders that, after giving effect to this Amendment:

(a)

All representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, in each case as if made on and as of such date, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date);

(b)

No Default or Event of Default has occurred and is continuing; and

(c)

This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Borrower and the Guarantors and are enforceable against each Borrower and the Guarantors in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

7.

Miscellaneous.

(a)

Expenses.  Borrowers agree to pay on demand all expenses of Agent (including expenses of its legal counsel) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment in accordance with the terms of the Loan Agreement.

(b)

Governing Law.  This Amendment shall be a contract made under and governed by, and construed in accordance with the internal laws of the State of New York.

(c)

Counterparts.  This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.  Delivery of an executed signature page of this Amendment by facsimile transmission or electronic photocopy (i.e. "pdf") shall be effective as delivery of a manually executed counterpart hereof.

8.

Release.  In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower and each Guarantor party hereto, on behalf of itself and its respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, as of the date of this Amendment, both at law and in equity, which any Borrower or any Guarantor, or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in each case for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

SCHOOL SPECIALTY, INC., as a Borrower and a Guarantor

By: /s/ Kevin L. Baehler
Name: Kevin L. Baehler Title: CFO

CLASSROOMDIRECT.COM, LLC, as a Borrower and as a Guarantor

By: /s/ Kevin L. Baehler
Name: Kevin L. Baehler Title: CFO

SPORTIME, LLC, as a Borrower and as a Guarantor

By: /s/ Kevin L. Baehler
Name: Kevin L. Baehler Title: CFO

DELTA EDUCATION, LLC, as a Borrower and as a Guarantor

By: /s/ Kevin L. Baehler
Name: Kevin L. Baehler Title: CFO

[Signature page to Fourth Amendment to ABL]

PREMIER AGENDAS, LLC, as a Borrower and as a Guarantor

By: /s/ Kevin L. Baehler
Name: Kevin L. Baehler Title: CFO

CHILDCRAFT EDUCATION, LLC, as a Borrower and as a Guarantor

By: /s/ Kevin L. Baehler
Name: Kevin L. Baehler Title: CFO

BIRD-IN-HAND WOODWORKS, LLC, as a Borrower and as a Guarantor

By: /s/ Kevin L. Baehler
Name: Kevin L. Baehler Title: CFO

CALIFONE INTERNATIONAL, LLC as a Borrower and as a Guarantor

By: /s/ Kevin L. Baehler
Name: Kevin L. Baehler Title: CFO

SSI GUARDIAN, LLC as a Borrower and as a Guarantor

By: /s/ Kevin L. Baehler
Name: Kevin L. Baehler Title: CFO

[Signature page to Fourth Amendment to ABL]

BANK OF AMERICA, N.A., as Agent and as a Lender

By: /s/ Brad Breidenbach
Name:Brad Breidenbach Title:Senior Vice President

BANK OF MONTREAL as a Lender

By: /s/ Terrence McKenna
Name:Terrence McKenna Title: Director

[Signature page to Fourth Amendment to ABL]